UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

NEWPORT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Additional Information and Where to Find It

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement in connection with the Merger.  Additionally, the Company will file other relevant materials with the SEC in connection with the Merger.  The Proxy Statement will contain important information about the Company, Merger Sub, MKS, the Merger and related matters.  Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company and MKS through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Chris Toth at 949-331-0337.

The Company and MKS, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the transactions contemplated by the Merger Agreement.  Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the year ended January 3, 2015 and its proxy statement dated April 8, 2015, which are filed with the SEC.  Information regarding MKS’s directors and executive officers is contained in MKS’s Form 10-K for the year ended December 31, 2014 and its proxy statement dated March 13, 2015, which are filed with the SEC.  To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in the 2015 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement to be filed by the Company and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

Statements in this document regarding the proposed transaction between the Company and MKS, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about the Company or MKS managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates”, “forecasts”, “continues” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) the ability to consummate the transaction, (2) risks that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of the Company are not obtained; (3) litigation relating to the transaction; (4) the ability of MKS to successfully integrate the Company’s operations and employees; (5) unexpected costs, charges or expenses resulting from transaction; (6) risks that the proposed transaction disrupts the current plans and operations of the Company and MKS; (7) the ability to realize anticipated synergies and cost savings; (8) competition from larger and more established companies in the Company’s markets; (9) MKS’s ability to successfully grow the Company’s business; (10) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (11) the availability and terms of the financing to be incurred in connection with the transaction; (12) the retention of key employees; (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which the Company and MKS operate and the economy in general as well as financial performance and expectations of the Company’s and MKS’s existing and prospective customers, and the other factors described in the Company’s Annual Report on Form 10-K for the year ended January 3, 2015 and its most recent quarterly report filed with the SEC and in MKS’s Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent quarterly report filed with the SEC. However, it is not possible to predict or identify all such factors.  Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.  The Company and MKS disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

Newport Corporation All-Employee Meeting MKS Instruments Announcement February 2016

Newport Corporation (the “Company”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a Proxy Statement in connection with the proposed transaction. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed transaction. The Proxy Statement will contain important information about the Company, MKS Instruments, Inc. (“MKS”), PSI Equipment, Inc., a wholly owned subsidiary of MKS (“Merger Sub”), the proposed transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company and MKS through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Chris Toth at 949-331-0337. The Company and MKS, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in respect of the transactions contemplated by the Agreement and Plan of Merger, dated February 22, 2016 (the “Merger Agreement”), by and among the Company, MKS and Merger Sub. Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the year ended January 3, 2015 and its proxy statement dated April 8, 2015, which are filed with the SEC. Information regarding MKS’s directors and executive officers is contained in MKS’s Form 10-K for the year ended December 31, 2014 and its proxy statement dated March 13, 2015, which are filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in the 2015 proxy statements, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement to be filed by the Company and other relevant materials to be filed with the SEC when they become available. Additional Information and Where to Find It

Forward–Looking Statements Statements in this document regarding the proposed transaction between the Company and MKS, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about the Company or MKS managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates”, “forecasts”, “continues” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) the ability to consummate the transaction, (2) risks that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities or the stockholders of the Company are not obtained; (3) litigation relating to the transaction; (4) the ability of MKS to successfully integrate the Company’s operations and employees; (5) unexpected costs, charges or expenses resulting from the transaction; (6) risks that the proposed transaction disrupts the current plans and operations of the Company and MKS; (7) the ability to realize anticipated synergies and cost savings; (8) competition from larger and more established companies in the Company’s markets; (9) MKS’s ability to successfully grow the Company’s business; (10) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (11) the availability and terms of the financing to be incurred in connection with the transaction; (12) the retention of key employees; (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which the Company and MKS operate and the economy in general as well as financial performance and expectations of the Company’s and MKS’s existing and prospective customers, and the other factors described in the Company’s Annual Report on Form 10-K for the year ended January 3, 2015 and its most recent quarterly report filed with the SEC and in MKS’s Annual Report on Form 10-K for the year ended December 31, 2014 and its most recent quarterly report filed with the SEC. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. The Company and MKS disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

Agenda Company News MKS to Acquire Newport – Transaction Overview Introduction to MKS Instruments Strategic Rationale for Transaction What this Means for our Employee Team Next Steps Summary Questions and Answers Session

Transaction Overview Price Agreement has been signed for MKS Instruments to acquire Newport for $23.00 per share in cash Total transaction value of approximately $980 million Premium of more than 50% over our recent share price Timing Transaction is expected to close in Q2 of 2016, subject to: Newport Shareholder Approval Regulatory approvals and other customary closing conditions Next Steps Effectively communicate with our employees, customers, channel partners, suppliers and contractors/consultants Conduct business as usual until the transaction closes Integration planning teams will be established

MKS is the worldwide leader in technology solutions critical to the Thin Film, Process Manufacturing, Environmental Monitoring, and Life Sciences markets Comprehensive core technologies to measure, deliver, monitor, power, control and analyze gas, vacuum, and thin film processes Technology and product leadership in process control: Precise control of pressure, flow and composition Generation and delivery of power and reactive gases Integrated solutions for process modules and systems Founded in 1961, became a public company in 1999 (NASDAQ: MKSI) Headquarters in Andover, MA FY 2015 Revenue of $814 million with ~20% Operating Margin Approximately 2,200 employees Operations in 13 countries More information available at www.mksinst.com Introduction to MKS Instruments

MKS Products & Applications Manage gas flow rates Measure and control gas mixture and pressure Analyze and monitor gas composition Isolate the process environment from the outside environment Deliver plasma source power to the process Create remote plasmas to create energized gases and radicals for processing or cleaning Remove organics with advanced aqueous processing Control post-process effluent gas Facilitate digital communications among sensors, subsystems and control systems Apply advanced process control (APC) Analyze complex datasets from advanced manufacturing processes

Benefits to MKS Newport’s Photonics, Optics, and Lasers technologies expand and diversify MKS’ technology base Many of our technologies are complementary to MKS’ Newport’s Industrial, Scientific, Life & Health Sciences and Defense markets expand and diversity MKS’ customer and applications base Semiconductor market represents 69% of MKS’ current business Newport’s strong relationships with key Semiconductor Equipment OEMs will enable MKS to expand their relationships with key customers Applied Materials and LAM Research both represent > 10% of MKS revenue The combination creates a company with greater scale, an expanded global footprint, and more comprehensive customer coverage Strategic Rationale

Benefits to Newport MKS has many complementary technologies and applications that will help us expand and grow our business Potential for future products that combine the companies’ technologies MKS’ has many customers and applications that can benefit from our technologies and lead to new business opportunities for us Examples are process control and environmental monitoring MKS has operational expertise, infrastructure and supply chain leverage that will enable us to accelerate our lean manufacturing initiatives and lower our material costs The combined company will have the scale and strength to more effectively serve customers and operate efficiently The combination creates new learning and career growth opportunities for our employees The transaction is financially compelling for our shareholders Strategic Rationale

MKS & Newport Technology Powerhouse with Complementary Capabilities and Approach to Markets Strategic Rationale

Balanced End Markets Smooth Impact of Industry Cycles MKSI by End Market $814M in 2015 Semi Industrial Life Sciences Thin Film Research Increase Targeted Areas of Growth Pro Forma Combined by End Market $1.4B in 2015(1) Combined revenue by market for MKS plus Newport for the year ended December 31, 2015 Strategic Rationale 69% 16% 9% 6% 47% 23% 12% 10% 8%

Soon we will become part of a larger and more diverse global team. This will create many opportunities for Newport employees. The company name will be MKS Instruments, and the headquarters will be in Andover, MA. Beyond that, the organization structure and leadership of the combined company have not yet been determined. Decisions related to branding, joint marketing and sales activities, collaborative product development, IT systems and many others will be made by integration planning teams that will be established shortly. Integration activities will be launched shortly after the transaction closes. As with all transactions of this type, there will be some redundancies. These will be carefully evaluated, with an eye towards retaining and re-assigning people whenever appropriate. Important Note: MKS is NOT a Lasers, Optics, or Photonics company. They are acquiring Newport for our capabilities and expertise, which comes from our people. What This Means for our Employee Team MKS Has Placed Great Value On Newport. Acquiring Us is the Largest Investment In Their History. They Are Fully Committed to Ensuring That We Continue to Be Successful.

What This Means for our Employee Team: Compensation Salaries Committed to be same or higher until at least the first anniversary of the Closing Until the Closing, we will continue to handle salary and wage increases in the ordinary course of business Incentive Compensation Plan and Sales Incentive Plans Bonuses and Commissions earned for 2H-2015 will be paid in accordance with the terms of the Plans Current Plan Structures will continue in effect for 1H-2016 and 2H-2016 In 2017, Newport employees will transition to the MKS plans Equity Awards Unvested RSUs and SARs will be converted to equivalent MKS awards, with the same vesting schedule and other terms MKS plans to issue 2016 awards following the closing of the transaction Conversion will be based on an exchange ratio determined by dividing $23.00 by the average closing price of MKS stock prior to the closing Other Benefits Current Newport health and welfare benefits will continue through 12/31/2016 401(k) Plan and ESPP will transition to MKS’ plans immediately after closing

What this Means for our Employee Team Near Term Effectively communicate with our employees, customers, channel partners, suppliers, and contractors/consultants Business as usual until the transaction closes in Q2-2016 Continue to execute effectively in all areas Stay focused on serving our customers Support integration planning teams as needed After the Transaction Closes Become part of a larger and more diverse industry-leading company Support and participate in integration-related activities Drive to ensure that Newport makes a strong contribution to the combined company Embrace new opportunities for learning and professional growth through interaction with MKS

Next Steps DO Continue to execute Continue to focus on customers Assist with integration planning upon request Ask your manager if unsure whether something is appropriate DO NOT Share proprietary or competitive information with MKS Coordinate any customer-facing activities with MKS Have informal meetings or discussions with MKS on integration Until the Transaction Closes, Newport and MKS Must Operate As Separate Companies

Agenda Company News MKS to Acquire Newport – Transaction Overview Introduction to MKS Instruments Strategic Rationale for Transaction What this Means for our Employee Team Next Steps Question & Answer Session Summary Questions and Answers Session

Summary Newport is an Industry Leading Company, with a Long History of Success. We are Achieving our Mission – Everyday, in Countless Ways, our Products and Technologies are Used to -- Extend the Frontiers of Science and Improve our World! Soon We Will Become Part of a Larger Team. We Will be a Major Contributor to this Team, and Our Performance Will be an Enabler of the Combined Company’s Success. MKS Instruments is Making the Largest Investment in Their History to Acquire Newport, and They Have Placed a High Value on Our Capabilities and Prospects. Our Employees Can Flourish as a Part of MKS. There Will be New Opportunities for Growth, New Challenges to Overcome, and New Things to Learn. Our Mission Continues and Our Achievements will Help to Fuel MKS’ Success.

Thanks for Your Participation and Support Questions and Answers Session